Exhibit 99.6

                  Financial Federal Corporation
              Non-Qualified Stock Option Agreement

    (pursuant to the Financial Federal Corporation 2006 Stock
                         Incentive Plan)


 Employee/Participant:

 Number of shares of
 Common Stock subject
 to this Option:

       Pursuant to the Company's 2006 Stock Incentive Plan (the "Plan"), the Executive Compensation and Stock Option Committee of the Board of Directors of Financial Federal Corporation (the "Company") has granted to Participant on the date specified in Paragraph 1 below a non-qualified stock option (the "Option") to purchase the number of shares of the Company's Common Stock, $0.50 par value ("Common Stock"), set forth above. Such number of shares (as such may be adjusted as described in Paragraph 11 below) is herein referred to as the "Option Shares." This Option shall constitute and be treated as a "non-qualified stock option" and not as an "incentive stock option" as defined under Section 422 of the Internal Revenue Code of 1986, as amended, (the "Code") for federal income tax purposes. Any terms not otherwise defined herein shall have the definitions provided to them in the Plan. The terms and conditions of this Non-Qualified Stock Option Agreement ("Agreement") are set forth below:

        1.    Date  of  Grant.   This  Option  is  granted   to
 Participant on [Month] [Day], 20[  ].

       2. Termination of Option. Participant's right to exercise this Option (and to purchase any of the Option
 Shares) shall expire and terminate in all events on the earlier of (i) [five/six] years after the Date of Grant; (ii) the date provided in Paragraph 8 below in the event Participant ceases to be employed on a full-time basis by the Company or any Subsidiary or Affiliate; or (iii) upon any transfer, pledge, encumbering or attempted exercise of this Option in violation of the terms of Paragraph 7 below.

       3.    Option Price.  The purchase price to be paid  upon
 the exercise of this Option will be $[      ] per share, which
 is  not  less than the fair market value of a share of  Common
 Stock on the Date of Grant.

       4. Vesting Provisions - Entitlement to Exercise the Option and Purchase Option Shares. Participant may not exercise this Option at any time prior to
 [                           ],  subject  to being continuously
 employed on a full-time basis by the Company or any Subsidiary or Affiliate, Participant shall become incrementally entitled to exercise this Option with respect to [ ] ([ ]%) of the Option Shares, respectively. In no event may a fraction of a share or less than 25 shares be purchased or issued.

      5.   Additional Provisions Relating to Exercise.

       (a) Once Participant becomes entitled to exercise this Option (and purchase Option Shares) as provided in Paragraph 4 hereof, such right will continue with respect to the exercisable Option Shares until the date on which this Option expires and terminates pursuant to Paragraph 2 above.

       (b) The Board of Directors of the Company (or its Executive Compensation and Stock Option Committee), in its sole discretion, may at any time accelerate the time at which this Option may be exercised by Participant with respect to any Option Shares.

       6. Exercise of Option. To exercise the Option, Participant must deliver a completed copy of the attached Option Exercise Form to the address indicated on the Form, specifying the number of Option Shares being purchased as a result of such exercise, together with full payment for both the full option price for the Option Shares being purchased and any required withholding for all applicable federal, state and local Taxes. Payment of the option price must be made with cash, check or by wire. Payment of the applicable tax withholding amount may be made (i) with cash, check or by wire and/or (ii) by the Company withholding and retaining shares from the Option Shares that are being purchased (with such withheld shares valued at their Fair Market Value on the date of Option exercise) rather than delivering such withheld shares to the Participant.

       7. Transferability of Option. This Option may not be transferred, pledged, or otherwise encumbered (whether voluntarily, involuntarily or by operation of law) by Participant (other than by will or the laws of descent and distribution) and may be exercised during Participant's lifetime only by Participant and not by any transferee, pledgee, lienholder, trustee, receiver, conservator or other fiduciary, custodian or successor to Participant or of Participant's assets and property (including any Trustee in Bankruptcy or Assignee for the Benefit of Creditors).

      8.   Termination of Employment.

       (a) In the event that Participant ceases to be employed by the Company or a Subsidiary or Affiliate thereof on a full-time basis for any reason other than because of Participant's death or Disability, this Option shall expire on Participant's last day of employment.

       (b) In the event that Participant ceases to be employed by the Company or any Subsidiary or Affiliate thereof on a full-time basis by reason of Disability, this Option may only be exercised within one year after the date Participant ceases to be so employed, and only to the same extent that Participant was entitled to exercise this Option on the date Participant ceased to be so employed by reason of such Disability and had not previously done so.

       (c) In the event that Participant dies either while employed on a full-time basis by the Company or any Subsidiary or Affiliate thereof or within a period of one year after ceasing to be employed by the Company or any Subsidiary or Affiliate thereof on a full-time basis by reason of Disability, this Option may only be exercised within six (6) months after Participant's death. In such event, this Option may be exercised during such six-month period by the legal representative of Participant's estate or by any person who shall have acquired the Option through bequest or inheritance, but only to the same extent that Participant was entitled to exercise this Option immediately prior to the time of
 Participant's death and had not previously done so. Notwithstanding the foregoing, in the event of the death of a Participant while in the employ of the Company, or any Subsidiary or Affiliate, who has been continuously employed by the Company or any Subsidiary or Affiliate for a period of 10 consecutive years or more, the vesting provision in Paragraph 4 shall be accelerated so that the Participant shall be fully one hundred percent (100%) vested in all of the then-unvested Option Shares.

       (d) Notwithstanding any provision contained in this Paragraph 8 to the contrary, in no event may this Option be exercised to any extent by anyone after [five/six] years from the Date of Grant.

      9.   Representations.

      (a) Participant represents and warrants that Participant understands the federal, state and local tax consequences of the granting of this Option to Participant, the exercise of this Option and purchase of Option Shares, and the subsequent sale or other disposition of any Option Shares and that Participant is solely liable and responsible for paying such taxes. In addition, Participant understands that the Company is required to withhold federal, state and local taxes in respect of any compensation income realized by Participant as a result of Option Shares acquired upon exercise of the Option granted hereunder. Participant hereby agrees to timely provide the Company with full payment for the total federal, state and local taxes required to be so withheld as a condition of Option exercise and as provided above in Paragraph 6. It is understood that all matters with respect to the total amount of taxes to be withheld in respect to any such compensation income shall be determined by the Company in its sole discretion.

      (b) Participant acknowledges that, while employed by the Company or any Subsidiary or Affiliate thereof, Participant will have access to confidential and proprietary information regarding the internal affairs, operations and customers (customer is defined herein as including, but not limited to, borrowers, makers, lessees, guarantors, vendors and manufacturers of the following: equipment, construction equipment, transportation equipment, buses, trailers, trucks, tractors, vehicles, manufacturing equipment, machine tools, waste equipment, recycling equipment and production equipment) of the Company and any Subsidiary or Affiliate thereof, including but not limited to, information contained in any internal memorandum, standard operating procedure manual, policies and procedures, and related Section 404 of the Sarbanes-Oxley Act of 2002 documentation, employee manual, customer or vendor lists, accounting records, computer-
 generated information, computer lists, computer reports, computer records, computer printouts or any software data or other information in any computer system of the Company or any Subsidiary or Affiliate thereof and other information which pertains to the business of the Company or any Subsidiary or Affiliate thereof, which is not disclosed by the Company or any Subsidiary or Affiliate thereof to the general public. By acceptance of this Option, Participant agrees to keep secret and retain in strictest confidence and not to disclose or use in any manner, at any time, all confidential matters, proprietary information which relate to the Company or any Subsidiary or Affiliate thereof including, without limitation, customer lists, trade secrets, internal memoranda, policies of the Company and other confidential business affairs of the Company and its Subsidiary or Affiliate thereof and agrees not to disclose any of the foregoing information, at any time, without the prior written consent of the President or Chief Executive Officer of the Company.

       Participant further agrees that, for 120 days from the date that Participant's employment by the Company or any Subsidiary or Affiliate thereof ends; (1) Participant shall not, either directly or indirectly, solicit business from any existing or prospective customer(s) of the Company or any Subsidiary or Affiliate thereof and (2) Participant shall not, either directly or indirectly, agree to hire, solicit or recruit on behalf of Participant's new employer, or through Participant's new employer, any employee of the Company or any Subsidiary or Affiliate thereof for any job, employment or consulting, in the Company's or any Subsidiary's or Affiliate's industry or with any company which competes with the Company or any Subsidiary or Affiliate thereof. For purposes of this paragraph, a "prospective customer" includes but is not limited to, a person, corporation, partnership or other business entity with whom one or more financing and/or leasing transactions has been discussed within the twelve months prior to termination of Participant's employment with the Company, or any Subsidiary or Affiliate thereof. The provisions of this Subparagraph 9(b) shall survive any expiration or termination of this Option.

       (c) In the event that Participant's employment with the Company or any Subsidiary or Affiliate thereof is terminated and subsequently the Participant becomes re-employed by the Company or any Subsidiary or Affiliate thereof, Participant agrees to the reinstatement of all of the terms and conditions of Paragraph 9 (a) and (b) hereof as a condition of re-employment.

       10. Stockholder Rights. Participant, or Participant's estate or heirs, have no rights as a stockholder of the Company until a certificate for the exercised Option Shares has been issued. No adjustments are made for dividends or other rights if the applicable record date occurs before the stock certificate is issued, except as may be provided in the Plan.

       11. Adjustments. If the total outstanding shares of Common Stock of the Company shall be increased or decreased or changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation through reorganization, merger, consolidation, recapitalization, stock split, split-up, combination or exchange of shares or declaration of any dividends payable in common stock, then the Board of Directors shall appropriately adjust the number of Option Shares (and option price per share) subject to the unexercised portion of this Option (to the nearest possible full share) as provided in the Plan.

       12. Continuation of Employment. Neither the Plan nor this Option nor this Agreement shall confer upon Participant any right to continue in the employ of the Company or any Subsidiary or Affiliate thereof or limit in any respect the right of the Company or any Subsidiary or Affiliate thereof to terminate Participant's employment at any time and for any reason.

       13.  Plan.   This Agreement is qualified in its entirety
 by reference to the provisions of the Plan which are hereby incorporated herein by reference.

       14. Governing Law. The Plan, this Option and all actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of New York and construed accordingly, including any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction. This Agreement may not be amended, altered, waived or modified unless it is in writing and signed by Employee/Participant and an officer of the Company who has the title of Executive Vice President or higher. The written Agreement represents the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. The rights and remedies of the Company, its Subsidiaries and Affiliates hereunder shall be cumulative and not alternative. No delay or failure on the part of the Company, its Subsidiaries or its Affiliates in exercising any rights hereunder shall operate as a waiver of such or of any other rights. If any term, provision, covenant or restriction of this Option is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable. The Company may enforce any violation of these provisions to the fullest extent permitted under law or equity. Participant acknowledges that upon a material breach of any of these provisions, the Company would sustain irreparable harm from such breach, and, therefore, Participant agrees that in addition to any other remedies which the Company may have for any material breach of this Agreement or otherwise, the Company shall be entitled to obtain equitable relief including specific performance, injunctions and restraining Participant from committing or continuing any such violation of this Agreement. The Company may apply to any court of competent jurisdiction for a temporary restraining order, preliminary injunction, or other interim or permanent injunctive or other relief as necessary. THE EMPLOYEE/PARTICIPANT HEREBY WAIVES THE RIGHT TO HAVE A TRIAL BY JURY IN ANY LITIGATION, ACTION, CAUSE OF ACTION, COUNTERCLAIM, CASE, ARBITRATION OR PROCEEDING BETWEEN THE EMPLOYEE/PARTICIPANT AND THE COMPANY, ITS SUBSIDIARIES OR AFFILIATES.

        In consideration of the Company granting the Employee/Participant this Option and by signing this Agreement in the space provided below and returning it promptly to
 Financial        Federal        Corporation,        Attention:
 [                     ],  Secretary, Participant  acknowledges
 (i) his/her agreement to fully comply with all of the terms and provisions contained herein and (ii) his/her receipt of copies of the Plan and the Plan's Prospectus.

                                         FINANCIAL      FEDERAL
 CORPORATION


 By____________________________



 By____________________________
 Accepted and Agreed to as of
 ______________, 20[   ].

 ____________________________
 Participant